UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34581	20-0411521
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934: ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On May 23, 2018, Kraton Corporation (the "Company") held its Annual General Meeting of Stockholders (the "Meeting"). At the Meeting, the stockholders of the Company approved the First Amendment to the Kraton Corporation 2016 Equity and Cash Incentive Plan (the "Amendment") to increase the number of shares available under the plan by 1.8 million shares, as described in our definitive proxy statement for the Meeting filed with the U.S. Securities and Exchange Commission on April 13, 2018 (the "Proxy Statement"). The Amendment previously had been approved, subject to stockholder approval, by the Board of Directors of the Company.
A summary of the Amendment is set forth in our Proxy Statement. That summary and the foregoing description of the Amendment are qualified in their entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 5.07     Submission of Matters to a Vote of Security Holders.
A total of 29,618,915 shares were represented in person or by proxy at the Meeting. The Company's stockholders considered four proposals as described in the Proxy Statement. The final results of the voting on each matter submitted to the Company's stockholders at the Meeting are set forth below.
Proposal 1 - Election of Class III Directors. The stockholders elected all three nominees for Class III director by the vote shown below.

Nominee	Votes "For"	Votes "Withheld"	Broker Non-Votes
Shelley J. Bausch	27,630,325	156,161	1,832,429
Kevin M. Fogarty	27,745,237	41,249	1,832,429
Karen A. Twitchell	27,680,939	105,547	1,832,429
Proposal 2 - Advisory Vote on the Compensation of the Company's Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers.

Votes "For"	Votes "Against"	Abstentions	Broker Non-Votes
27,619,043	160,298	7,145	1,832,429
Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the retention of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018.

Votes "For"	Votes "Against"	Abstentions	Broker Non-Votes
29,182,993	429,874	6,048	N/A
Proposal 4 - Adoption and Approval of an Amendment to the 2016 Equity and Cash Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder. The stockholders approved the adoption of an amendment to the 2016 Equity and Cash Incentive Plan to increase the number of shares available for issuance thereunder.

Votes "For"	Votes "Against"	Abstentions	Broker Non-Votes
26,594,875	1,185,698	5,913	1,832,429

Item 9.01     Financial Statement and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1*	First Amendment to the Kraton Corporation 2016 Equity and Cash Incentive Plan.
* Denotes compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Corporation

Date: May 25, 2018	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Executive Vice President and Chief Financial Officer